UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 28, 2004 (October 22, 2004)
Date of Report (Date of Earliest Event Reported)

LUMENIS LTD.
(Exact name of Registrant as Specified in Charter)

Israel	0-13012	N.A.
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

P.O. Box 240, Yokneam, Israel	20692
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 972-4-959-9000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        At the Special General Meeting of Shareholders of Lumenis Ltd. (the “Company”) held on October 22, 2004, the shareholders of the Company (1) ratified, in accordance with Israeli law, the appointment of Ziv Haft Certified Public Accountants (Isr.), a BDO member firm, as the Company’s independent auditors until the next Annual General Meeting of Shareholders and (2) ratified, confirmed and approved, in accordance with Israeli law, the grant to Mr. Avner Raz, President and Chief Executive Officer of the Company and a Director of the Company, of options to purchase up to 425,000 ordinary shares of the Company granted under the Company’s 2003 Israel Option Plan. Further information regarding the matters considered by the Company’s shareholders at the Special General Meeting of Shareholders can be found in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 22, 2004.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMENIS LTD. BY: /S/ Lauri Hanover —————————————— Lauri Hanover Chief Financial Officer

Dated: October 28, 2004